ORDINARY SHARES	12 Months Ended
Dec. 31, 2021
ORDINARY SHARES
ORDINARY SHARES

13.         ORDINARY SHARES

5,000,000,000 shares was authorized at par value of USD 0.00001 per share. The ordinary shares include Class A ordinary shares and Class B ordinary shares. Each Class A ordinary share is entitled to one vote and each Class B ordinary share is entitled to twenty votes on all matters that are subject to shareholder vote. All classes of ordinary shares are entitled to the same dividend right. Class B ordinary shares could be converted into Class A ordinary shares, at the option of the holders, on one-for-one basis. All Class B ordinary shares are beneficially owned by Mr. Zhou, the Chairman of the Company.

As of December 31, 2020, there were 304,453,780 ordinary shares outstanding, with par value of $0.00001 per share, consisting of 264,633,194 Class A ordinary shares and 39,820,586 Class B ordinary shares. As of December 31, 2021, there were 310,486,975 ordinary shares outstanding, with par value of $0.00001 per share, consisting of 270,666,389 Class A ordinary shares and 39,820,586 Class B ordinary shares.

In August 2021, the board of directors of the Company has approved a share repurchase program whereby the Company is authorized to repurchase up to US$200 million worth of its Class A ordinary shares in the form of American depositary shares over the next twelve-month period. The Company’s proposed repurchases may be made from time to time in the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The Company expects to fund the repurchase out of its existing cash balance. As of December 31, 2021, the Company did not repurchase any share.